MICHAEL BERNS
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                                               December 4, 2007

Mr. David Mathewson
1265 Mesa Drive
Fernley, Nevada 89408


Gentlemen:

         For One ($1.00) Dollar and other good and valuable consideration, I hereby assign and transfer to you warrants to purchase 1,100,000 shares of common stock of Gold Run Inc. on terms and conditions determined by the Board of Directors.

                                                               Sincerely,

                                                               /S/ MICHAEL BERNS
                                                               -----------------
                                                               Michael Berns

cc: Gold Run Inc.

                                   JAMES BERNS
                                767 THIRD AVENUE
                            NEW YORK, NEW YORK 10017

                                                               December 4, 2007

Mr. David Mathewson
1265 Mesa Drive
Fernley, Nevada 89408


Gentlemen:

         For One ($1.00) Dollar and other good and valuable consideration, I hereby assign and transfer to you warrants to purchase 550,000 shares of common stock of Gold Run Inc. on terms and conditions determined by the Board of Directors.

                                                               Sincerely,

                                                               /S/ JAMES BERNS
                                                               ---------------
                                                               James Berns

cc: Gold Run Inc.